EXHIBIT 99.2

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

Completion of the Disposition of Assets
On December 2, 2013, Fortegra Financial Corporation, a Delaware corporation (the "Company"), entered into a Stock Purchase Agreement ("Purchase Agreement") with AmWINS Holdings, LLC,  a Delaware limited liability company ("AmWINS"), pursuant to which LOTS Intermediate Co., a Delaware corporation and direct wholly-owned subsidiary of the Corporation, agreed to sell all the issued and outstanding stock of its subsidiaries, Bliss and Glennon, Inc., a California corporation ("Bliss and Glennon"), and eReinsure.com, Inc., a Delaware corporation ("eReinsure").

On December 31, 2013, the sale of Bliss and Glennon and eReinsure contemplated by the Purchase Agreement (the "Disposition"), was completed.

As consideration for the Disposition, the Company received net cash proceeds of $82.5 million, representing gross proceeds of $83.5 million less $1.0 million in transaction fees paid at the time of closing. The proceeds are subject to certain purchase price adjustments as set forth in the Purchase Agreement to reflect fluctuations in working capital, including adjustments for any receivable balances as of the disposition date that are not collected within one year.

As of and after December 31, 2013, the Company does not beneficially own the disposed businesses and will no longer consolidate Bliss and Glennon or eReinsure into its financial results. Beginning in the fourth quarter of 2013, the historical financial results of the disposed businesses for periods prior to the Disposition will be reflected in the Company's Consolidated Financial Statements as discontinued operations.

Unaudited Pro Forma Consolidated Financial Information
The Unaudited Pro Forma Consolidated Financial Information of the Company and its subsidiaries has been prepared by the Company pursuant to the rules and regulations of the Securities and Exchange Commission for the purposes of inclusion in the Company's Current Report on Form 8-K prepared and filed in connection with the Disposition.

Certain information and certain disclosures normally included in financial statements prepared in accordance with accounting under generally accepted accounting principles in the United States ("U.S. GAAP")  have been omitted pursuant to such rules and regulations. However, the Company believes that the disclosures provided herein are adequate to make the information presented not misleading.

The Unaudited Pro Forma Consolidated Financial Statements are based on the Company's historical Consolidated Financial Statements, adjusted to reflect effects of the Disposition. The following Unaudited Pro Forma Consolidated Financial Statements of the Company and the related Notes should be read in conjunction with the historical Consolidated Financial Statements of the Company and the related Notes included in its Quarterly Report on Form 10-Q for quarterly period ended September 30, 2013 and any amendments thereto and in its Annual Report on Form 10-K for the year ended December 31, 2012 and any amendments thereto.

The accompanying Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2013 gives effect to the Disposition as if it had occurred on that date. The accompanying Unaudited Pro Forma Consolidated Statements of Income for the nine months ended September 30, 2013 and for the years ended December 31, 2012, 2011 and 2010, respectively, give effect to the Disposition as if it had occurred at the beginning of the period presented with respect to Bliss and Glennon, and at the later of the beginning of the period presented or March 11, 2011 with respect to eReinsure (the Company acquired eReinsure on March 11, 2011).

The Unaudited Pro Forma Consolidated Financial Information is provided for informational purposes only and is not intended to represent or be indicative of the consolidated results of operations or financial condition of the Company that would have been reported had the Disposition been completed as of the dates presented, and should not be construed as representative of the future consolidated results of operations or financial condition of the Company. The pro forma adjustments described in Note 2 are based on Management’s judgment, including estimates and assumptions that Management believes to be reasonable.  In Management's opinion, all adjustments necessary to reflect the effects of the Disposition on a pro forma basis have been made.

FORTEGRA FINANCIAL CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
(All Amounts in Thousands, Except Share and Per Share Amounts)

	At September 30, 2013
	Historical Information
	As Reported	Disposition	Note 2, Item #	Pro Forma Adjustments	Note 2, Item #	Pro Forma
Assets:
Investments:
Fixed maturity securities available-for-sale, at fair value	$122,760	$—		$—		$122,760
Equity securities available-for-sale, at fair value	6,372	—		—		6,372
Short-term investments	971	—		—		971
Total investments	130,103	—		—		130,103
Cash and cash equivalents	17,213	376	(1)	—		17,589
Restricted cash	28,792	(11,513)	(1)	—		17,279
Accrued investment income	1,006	—		—		1,006
Notes receivable, net	5,818	—		—		5,818
Accounts and premiums receivable, net	32,785	(16,449)	(1)	—		16,336
Other receivables	36,109	(837)	(1)	—		35,272
Reinsurance receivables	211,835	—		—		211,835
Deferred acquisition costs	67,529	—		—		67,529
Property and equipment, net	16,805	(1,476)	(1)	—		15,329
Goodwill	127,679	(53,978)	(1)	—		73,701
Other intangible assets, net	65,139	(14,594)	(1)	—		50,545
Other assets	9,062	(196)	(1)	—		8,866
Total assets	$749,875	$(98,667)		$—		$651,208

Liabilities:
Unpaid claims	$33,471	—		—		33,471
Unearned premiums	249,671	—		—		249,671
Policyholder account balances	24,403	—		—		24,403
Accrued expenses, accounts payable and other liabilities	76,298	(26,487)	(1)	2,230	(2)	52,041
Income taxes payable	237	11	(1)	5,610	(3)	5,858
Deferred revenue	69,188	(556)	(1)	—		68,632
Note payable	82,750	—		(82,491)	(4)	259
Preferred trust securities	35,000	—		—		35,000
Deferred income taxes, net	25,844	(5,407)	(1)	—		20,437
Total liabilities	596,862	(32,439)		(74,651)		489,772

Stockholders' Equity:
Preferred stock, par value $0.01; 10,000,000 shares authorized; none issued	—	—		—		—
Common stock, par value $0.01; 150,000,000 shares authorized; 20,888,520 shares issued at September 30, 2013, including shares in treasury	209	—		—		209
Treasury stock, at cost; 1,224,182 shares at September 30, 2013.	(8,014)	—		—		(8,014)
Additional paid-in capital	98,893	—		—		98,893
Accumulated other comprehensive loss, net of tax	(3,471)	—		—		(3,471)
Retained earnings	59,974	(66,228)	(1)	74,651	(5)	68,397
Stockholders' equity before non-controlling interests	147,591	(66,228)		74,651		156,014
Non-controlling interests	5,422	—		—		5,422
Total stockholders' equity	153,013	(66,228)		74,651		161,436
Total liabilities and stockholders' equity	$749,875	$(98,667)		$—		$651,208

See the accompanying Notes to Unaudited Pro Forma Consolidated Financial Information.

FORTEGRA FINANCIAL CORPORATION
 UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
(All Amounts in Thousands, Except Share and Per Share Amounts)

	For the Nine Months Ended September 30, 2013
	Historical Information
	As Reported	Disposition	Note 2, Item #	Pro Forma Adjustments	Note 2, Item #	Pro Forma
Revenues:
Service and administrative fees	$135,022	$—		$—		$135,022
Brokerage commissions and fees	28,409	(28,409)	(6)	—		—
Ceding commission	22,851	—		—		22,851
Net investment income	2,433	(17)	(6)	—		2,416
Net realized investment gains	2,043	—		—		2,043
Net earned premium	100,929	—		—		100,929
Other income	529	(31)	(6)	—		498
Gain on sale of subsidiary	402	—		—		402
Total revenues	292,618	(28,457)		—		264,161

Expenses:
Net losses and loss adjustment expenses	31,096	—		—		31,096
Member benefit claims	34,624	—		—		34,624
Commissions	120,148	—		—		120,148
Personnel costs	45,089	(15,240)	(6)	—		29,849
Other operating expenses	30,438	(3,857)	(6)	—		26,581
Depreciation and amortization	4,063	(454)	(6)	—		3,609
Amortization of intangibles	5,598	(1,443)	(6)	—		4,155
Interest expense	4,489	(1,610)	(6)	—		2,879
Total expenses	275,545	(22,604)		—		252,941
Income from continuing operations before income taxes and non-controlling interests	17,073	(5,853)		—		11,220
Income taxes	6,048	(2,341)	(6)	—		3,707
Income before non-controlling interests	11,025	(3,512)		—		7,513
Less: net income attributable to non-controlling interests	868	—		—		868
Net income from continuing operations	$10,157	$(3,512)		$—		$6,645

Earnings per share: (a)
Basic	$0.52	$(0.18)		—		$0.34
Diluted	$0.49	$(0.17)		—		$0.32
Weighted average common shares outstanding:
Basic	19,500,430	19,500,430		19,500,430		19,500,430
Diluted	20,531,122	20,531,122		20,531,122		20,531,122
(a) - Earnings per share amounts may not recalculate or cross foot due to rounding.

See the accompanying Notes to Unaudited Pro Forma Consolidated Financial Information.

FORTEGRA FINANCIAL CORPORATION
 UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
(All Amounts in Thousands, Except Share and Per Share Amounts)

	For the Year Ended December 31, 2012
	Historical Information
	As Reported	Disposition	Note 2, Item #	Pro Forma Adjustments	Note 2, Item #	Pro Forma
Revenues:
Service and administrative fees	$90,550	$—		$—		$90,550
Brokerage commissions and fees	35,306	(35,306)	(6)	—		—
Ceding commission	34,825	—		—		34,825
Net investment income	3,068	(3)	(6)	—		3,065
Net realized investment gains	3	—		—		3
Net earned premium	127,625	—		—		127,625
Other income	269	(1)	(6)	—		268
Total revenues	291,646	(35,310)		—		256,336

Expenses:
Net losses and loss adjustment expenses	40,219	—		—		40,219
Member benefit claims	4,642	—		—		4,642
Commissions	128,741	—		—		128,741
Personnel costs	48,648	(20,172)	(6)	—		28,476
Other operating expenses	30,354	(5,562)	(6)	—		24,792
Depreciation and amortization	3,933	(660)	(6)	—		3,273
Amortization of intangibles	4,953	(2,213)	(6)	—		2,740
Interest expense	6,624	(2,200)	(6)	—		4,424
Total expenses	268,114	(30,807)		—		237,307
Income from continuing operations before income taxes and non-controlling interests	23,532	(4,503)		—		19,029
Income taxes	8,295	(1,801)	(6)	—		6,494
Income before non-controlling interests	15,237	(2,702)		—		12,535
Less: net income attributable to non-controlling interests	72	—		—		72
Net income from continuing operations	$15,165	$(2,702)		$—		$12,463

Earnings per share: (a)
Basic	$0.77	$(0.14)		$—		$0.63
Diluted	$0.74	$(0.13)		$—		$0.60
Weighted average common shares outstanding:
Basic	19,655,492	19,655,492		19,655,492		19,655,492
Diluted	20,600,362	20,600,362		20,600,362		20,600,362
(a) - Earnings per share amounts may not recalculate or cross foot due to rounding.

See the accompanying Notes to Unaudited Pro Forma Consolidated Financial Information.

FORTEGRA FINANCIAL CORPORATION
 UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
(All Amounts in Thousands, Except Share and Per Share Amounts)

	For the Year Ended December 31, 2011
	Historical Information *
	As Reported	Disposition	Note 2, Item #	Pro Forma Adjustments	Note 2, Item #	Pro Forma
Revenues:
Service and administrative fees	$94,464	$—		$—		$94,464
Brokerage commissions and fees	34,396	(34,396)	(6)	—		—
Ceding commission	29,495	—		—		29,495
Net investment income	3,368	(37)	(6)	—		3,331
Net realized investment gains (losses)	4,193	—		—		4,193
Net earned premium	115,503	—		—		115,503
Other income	170	(8)	(6)	—		162
Total revenues	281,589	(34,441)		—		247,148

Expenses:
Net losses and loss adjustment expenses	37,949	—		—		37,949
Member benefit claims	4,409	—		—		4,409
Commissions	126,918	—		—		126,918
Personnel costs	44,547	(18,526)	(6)	—		26,021
Other operating expenses	31,140	(7,479)	(6)	—		23,661
Depreciation and amortization	3,077	(816)	(6)	—		2,261
Amortization of intangibles	4,952	(1,732)	(6)	—		3,220
Interest expense	7,641	(3,038)	(6)	(401)	(7)	4,202
Loss on the sale of subsidiary	477	—		—		477
Total expenses	261,110	(31,591)		(401)		229,118
Income from continuing operations before income taxes and non-controlling interests	20,479	(2,850)		401		18,030
Income taxes	7,140	(1,140)	(6)	140	(8)	6,140
Income before non-controlling interests	13,339	(1,710)		261		11,890
Less: net (loss) attributable to non-controlling interests	(170)	—		—		(170)
Net income from continuing operations	$13,509	$(1,710)		$261		$12,060

Earnings per share: (a)
Basic	$0.66	$(0.08)		$0.01		$0.59
Diluted	$0.64	$(0.08)		$0.01		$0.57
Weighted average common shares outstanding:
Basic	20,352,027	20,352,027		20,352,027		20,352,027
Diluted	21,265,801	21,265,801		21,265,801		21,265,801

* The Historical Information for the year ended December 31, 2011 includes the eReinsure results from its acquisition date of March 11, 2011 through December 31, 2011.
(a) - Earnings per share amounts may not recalculate or cross foot due to rounding.

See the accompanying Notes to Unaudited Pro Forma Consolidated Financial Information.

FORTEGRA FINANCIAL CORPORATION
 UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
(All Amounts in Thousands, Except Share and Per Share Amounts)

	For the Year Ended December 31, 2010
	Historical Information *
	As Reported	Disposition	Note 2, Item #	Pro Forma Adjustments	Note 2, Item #	Pro Forma
Revenues:
Service and administrative fees	$56,254	$—		$—		$56,254
Brokerage commissions and fees	24,620	(24,620)	(6)	—		—
Ceding commission	28,767	—		—		28,767
Net investment income	4,073	(40)	(6)	—		4,033
Net realized investment gains	650	—		—		650
Net earned premium	111,805	—		—		111,805
Other income	230	(74)	(6)	—		156
Total revenues	226,399	(24,734)		—		201,665

Expenses:
Net losses and loss adjustment expenses	36,035	—		—		36,035
Member benefit claims	466	—		—		466
Commissions	92,646	—		—		92,646
Personnel costs	36,361	(14,660)	(6)	—		21,701
Other operating expenses	24,426	(4,361)	(6)	—		20,065
Depreciation and amortization	1,396	(223)	(6)	—		1,173
Amortization of intangibles	3,232	(1,404)	(6)	—		1,828
Interest expense	8,464	(1,330)	(6)	(260)	(7)	6,874
Total expenses	203,026	(21,978)		(260)		180,788
Income from continuing operations before income taxes and non-controlling interests	23,373	(2,756)		260		20,877
Income taxes	8,159	(1,102)	(6)	91	(8)	7,148
Income before non-controlling interests	15,214	(1,654)		169		13,729
Less: net income attributable to non-controlling interests	20	—		—		20
Net income from continuing operations	$15,194	$(1,654)		$169		$13,709

Earnings per share: (a)
Basic	$0.95	$(0.10)		$0.01		$0.86
Diluted	$0.88	$(0.10)		$0.01		$0.80
Weighted average common shares outstanding:
Basic	15,929,181	15,929,181		15,929,181		15,929,181
Diluted	17,220,029	17,220,029		17,220,029		17,220,029

* The Historical Information for the year ended December 31, 2010, only includes the Bliss and Glennon results.
(a) - Earnings per share amounts may not recalculate or cross foot due to rounding.

See the accompanying Notes to Unaudited Pro Forma Consolidated Financial Information.

FORTEGRA FINANCIAL CORPORATION
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
(All Amounts in Thousands, Except Share Amounts, Per Share Amounts or Unless Otherwise Noted)

NOTE 1. BASIS OF PRO FORMA PRESENTATION

The Unaudited Pro Forma Consolidated Financial Statements are based on the Company's historical Consolidated Financial Statements, adjusted to reflect effects of the Disposition. The following Unaudited Pro Forma Consolidated Financial Statements of the Company and the related Notes should be read in conjunction with the historical Consolidated Financial Statements of the Company and the related Notes included in its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2013 and any amendments thereto and in its Annual Report on Form 10-K for the year ended December 31, 2012 and any amendments thereto.

The accompanying Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2013 gives effect to the Disposition as if it had occurred on that date. The accompanying Unaudited Pro Forma Consolidated Statements of Income for the nine months ended September 30, 2013 and for the years ended December 31, 2012, 2011 and 2010, respectively, give effect to the Disposition as if it had occurred at the beginning of the period presented with respect to Bliss and Glennon, and at the later of the beginning of the period presented or March 11, 2011 with respect to eReinsure (the Company acquired eReinsure on March 11, 2011).

NOTE 2. PRO FORMA ADJUSTMENTS

The pro forma adjustments made to the Unaudited Pro Forma Consolidated Balance Sheet related to the Disposition are as follows:

Item Number	Description
(1)	Represents the deletion of the assets and liabilities of the disposed businesses at September 30, 2013.

(2)	Represents the accrual of estimated costs associated with the Disposition.

(3)
Represents estimated federal and state income taxes applicable to the estimated pre-tax gain on the Disposition as if the transaction had closed on September 30, 2013, which could materially change as we finalize our discontinued operations accounting to be reported in the Company's Annual Report on Form 10-K for the year ended December 31, 2013.

(4)
Represents gross proceeds of $83.5 million, less $1.0 million of transaction fees paid at closing, resulting in the initial proceeds of $82.5 million applied fully to Notes Payable as if the transaction had closed on September 30, 2013.

(5)
Represents the estimated net after-tax proceeds from the Disposition of $74.7 million. This amount, less the net assets of the disposed businesses of $66.2 million, equals the estimated net after-tax gain on disposition of $8.4 million as if the transaction had closed on September 30, 2013.

The pro forma adjustments made to the Unaudited Pro Forma Consolidated Statements of Income related to the Disposition are as follows:

Item Number	Description
(6)	Reflects the deletion of the revenues and expenses of the disposed businesses.

(7)	Reflects the estimated reduction in interest expense due to the pro forma impact that the Disposition net proceeds would have had on the Company's borrowing requirements.

(8)	Reflects the estimated tax effect of the estimated reduction in interest expense (see Item 7) using a tax rate of 35%.